Exhibit (c)(7)

The Conflicts Committee of the Board of Directors of Teekay Offshore GP L.L.C. Discussion Materials Regarding Project Tiempo September 30, 2019 CONFIDENTIAL TREATMENT REQUESTED

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Committee”) of the Board of Directors of Teekay Offshore GP L.L.C., the general partner of Teekay Offshore Partners L.P. (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Partnership and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Committee. These materials were compiled on a confidential basis for use by the Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Table of Contents Section Introduction I Overview of Evercore Process II Partnership Situation Analysis III Valuation of the Common Units IV Appendix A. Weighted Average Cost of Capital Analysis B. Precedent MLP Buy-In Transactions

I. Introduction

Introduction Overview of the Materials Evercore Group L.L.C. (“Evercore”) is pleased to provide the materials herein to the Conflicts Committee of the Board of Directors (the “Conflicts Committee”) of Teekay Offshore GP L.L.C. (the “General Partner”), the general partner of Teekay Offshore Partners L.P. (“TOO” or the “Partnership”), regarding the proposed acquisition by Brookfield Business Partners L.P. and certain of its affiliates and institutional partners (“Brookfield” or the “Brookfield Consortium”) of all common units representing limited partner interests in the Partnership (each, a “Common Unit”) from the current holders of such units other than Common Units held by the Brookfield Consortium, the General Partner or their respective affiliates (the “Proposed Transaction”, the “Merger” or “Project Tiempo”), in exchange for $1.55 in cash per Common Unit (the “Merger Consideration”) The Merger Consideration, represents a 28.1% premium to TOO’s unaffected closing unit price of $1.21 as of May 16, 2019, one day prior to the Brookfield Consortium’s original offer of $1.05 per Common Unit (the “Initial Offer”), and a 32.5% premium to TOO’s closing unit price of $1.17 as of September 27, 2019 •The Merger Consideration represents a 47.6% increase from the Initial Offer, which represented a 13.2% discount to TOO’s unaffected closing unit price of $1.21 as of May 16, 2019 The following materials review the Proposed Transaction, and include: An introduction, including an overview of the Proposed Transaction, a summary of proposed terms, an overview of the Partnership’s current summary organizational structure and ownership, an analysis of financial metrics implied by the Proposed Transaction and certain issues for consideration An overview of Evercore’s process to evaluate the Proposed Transaction An overview of TOO’s current market situation and business overview including TOO’s assets by segment A review of the financial projections for TOO as provided by Partnership management and a review of the assumptions utilized by Partnership management in deriving such financial projections A valuation of the Common Units Source: Partnership management, Partnership filings, FactSet 1

Introduction Overview of the Proposed Transaction Opinion opinion, the Merger Consideration to be paid in the Proposed Transaction is fair, from a financial point of units other than Common Units held by the Brookfield Consortium, the General Partner or their Source: Partnership management, Partnership filings, FactSet 1. Based on basic limited partner Common Units, excluding 0.76% general partner interest and dilutive effect of 0.527 million restricted units (“RSUs”); unit count detail provided by TOO management 2 Counterparties Teekay Offshore Partners L.P. Brookfield Business Partners L.P. and certain of its affiliates and institutional partners Proposed Transaction Summary The Brookfield Consortium will acquire all publicly-owned Common Units from the holders of such respective affiliates The Common Units will cease to be publicly traded Consideration Common Unitholders other than the Brookfield Consortium, the General Partner and their respective affiliates (the “Unaffiliated Unitholders”) will receive $1.55 in cash for each Common Unit held Assuming the Proposed Consideration, the Unaffiliated Unitholders’ 26.8% outstanding limited partner common interest in TOO represents an approximate value of $170.6 million1 Timing and Approvals Approval of the Conflicts Committee Consent of Shuttle Tanker NOK bondholders to allow for delisting of the Common Units Other Each Unaffiliated Unitholder will have the option to forgo the right to receive the cash consideration in exchange for a Rollover Unit (as described on page 3) The Proposed Transaction is structured to be taxable to the Unaffiliated Unitholders The Preferred Series A, B and E units are to remain unchanged and outstanding The out-of-the-money Brookfield Transaction Warrants and Series D Warrants will be automatically canceled and cease to exist Evercore has been asked by the Conflicts Committee, whether, in Evercore’s opinion, as of the date of the Requested:view, to the Partnership’s Unaffiliated Unitholders

Introduction Selected Key Terms of the Merger Agreement Term Summary Clearance Closing Source: Partnership management, Partnership filings, Draft of Agreement and Plan of Merger dated September 28, 2019 3 Subject to the Unit Election described below, Brookfield TK Acquisition Holdings LP, (“Parent”) acquires 100% of the outstanding Common Units of the Partnership not owned by Parent, Brookfield TK TOLP LP, Brookfield TK Block Acquisition LP, Brookfield Asset Management Private Institutional Capital Adviser (Private Equity), L.P. (collectively, the “Brookfield Affiliated Holders”) or Parent’s and the Brookfield Affiliated Holders’ respective affiliates through a one-step merger of the Partnership with a wholly-owned subsidiary of Parent, with the Partnership surviving the Merger. Entities that would otherwise be an affiliate of Parent or a Brookfield Affiliated Holder that operate behind an information wall are not considered affiliates of Parent or a Brookfield Affiliated Holder for purposes of the Merger Agreement Transaction Overview Subject to the Unit Election described below, 100% cash consideration Consideration Each Common Unit of the Partnership (other than Common Units held by Parent, the Brookfield Affiliated Holders and their respective affiliates) that is not subject to a Unit Election will be converted into the right to receive US$1.55, without interest Purchase Price Each record holder of Common Units to be exchanged in the Merger will have the option to forego the right to receive the cash consideration with respect to all of such holder’s Common Units and instead receive for each Common Unit a Rollover Unit, which is a common unit in the Partnership as the surviving entity with rights and obligations that are set forth in an amended and restated agreement of li mited partnership to be entered into at closing Unit Election Parties to cooperate with one another in identifying and furnishing any filings required by any Governmental Authority (no specific filing requirements are identified) Regulatory Customary closing conditions No meeting or vote of the Partnership’s unitholders is required, because the Brookfield Affiliated Unitholders agree to deliver a written consent sufficient to approve the transaction on behalf of the Partnership’s unitholders, immediately after signing of the Merger Agreement Conditions to The Partnership and its General Partner are not permitted to take any action that would reasonably be expected to delay or prevent the consummation of the transactions contemplated by the Merger Agreement No dissenter or appraisal rights Deal Protection Either party may terminate on the outside date (currently undefined in the Merger Agreement) Other customary termination rights In the case of the Partnership, any determination to terminate must be authorized by the Conflicts Committee If Parent fails to close as and when required, the Partnership may seek specific performance or a $25 million termination fee as liquidated damages Outside date has now been tentatively defined at April 1, 2020 Termination Provisions Closing will occur on the third Business Day following the satisfaction or waiver of all conditions to the Merger, which includes the obligation of the Partnership to file and mail an information statement and Schedule 13E-3 Closing

Introduction Summary TOO Current Organizational Structure Offshore GP L.L.C. Offshore Vessels Source: Partnership management, Partnership filings, FactSet as of September 27, 2019 1. 2. 3. 4. Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs; unit count detail provided by TOO management; as of September 27, 2019 TOO Common Unit price of $1.17 Own 2.430 million Series D warrants with a strike price of $4.55 and expiration date of June 29, 2023 Owns 65.500 million of Brookfield transaction warrants with a strike price of $4.00 per unit (exercisable at date of 10-day VWAP greater or equal to $4.00 per unit) and expiration date of September 25, 2024 Own 4.320 million Series D warrants with a strike price of $4.55 and expiration date of June 29, 2023 4 Brookfield Business Partners L.P. and Certain Affiliates 73.2% Limited Partner Interest 36.0% Series D Warrants2 100.0% Brookfield Transaction Warrants3 100.0% General Partner Interest Teekay Teekay Offshore Partners L.P. (NYSE: TOO) Market Cap: $484.8 million1 Public TOO Unitholders 26.8% Limited Partner Interest 64.0% Series D Warrants4 8 FPSO Units 6 100% Owned 2 50% Owned 1 UMS Unit 100% Owned 32 Shuttle Tankers 26 100% Owned 4 50% Owned 2 Chartered-In 2 Conventional Tankers 2 Chartered-In 5 FSO Units 4 100% Owned 1 89% Owned 10 Towing / 100% Owned Proposed Transaction

Introduction Equity Ownership Summary ($ in millions) Teekay Offshore Partners L.P. Unit Count Detail Ownership1 Rank Investor Investor Classification Units (mm) Value Total (% Units) 2. 3. 4. 5. 6. 7. 8. 9. 10. 11. 12. 13. 14. 15. Fidelity Management & Research Co. CI Investments, Inc. Evergreen Capital Management LLC FIAM LLC (Fidelity Institutional Asset Management) JPMorgan Securities LLC (Investment Management) Cigogne Management SA First Manhattan Co. TCW Asset Management Co. LLC Aquamarine Capital Management LLC BMO Asset Management Corp. Polar Asset Management Partners, Inc. Peter B. Cannell & Co., Inc. Invesco Advisers, Inc. DWS Investment GmbH Investment Adviser Mutual Fund Manager Investment Adviser Investment Adviser Investment Adviser Hedge Fund Manager Private Banking/Wealth Mgmt Investment Adviser Hedge Fund Manager Investment Adviser Hedge Fund Manager Private Banking/Wealth Mgmt Investment Adviser Investment Adviser 28.626 15.506 5.482 2.687 2.110 1.946 1.588 1.120 1.000 0.635 0.635 0.545 0.540 0.487 33.5 18.1 6.4 3.1 2.5 2.3 1.9 1.3 1.2 0.7 0.7 0.6 0.6 0.6 7.0% 3.8% 1.3% 0.7% 0.5% 0.5% 0.4% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% Basic Common Units Owned by the Public 3 Fully Diluted Total Partnership Units Outstanding Memo: 110.070 $128.8 26.8% Source: Partnership management, Partnership filings, FactSet as of September 27, 2019 1. 2. Implied ownership value as of September 27, 2019 TOO Common Unit price of $1.17 Other / Retail / Undisclosed Private Unitholders represents the difference between units held by Institutions & Insiders and units outstanding: (i) Individual investors that have not crossed a disclosure threshold, (ii) Mutual funds not covered due to non-disclosure laws, (ii) Institutional investors in U.S. managing less than $100 million and do not file 13F and (iv) Institutional investors outside the U.S. that disregard 13F requirements or manage less than $100 million Excludes 0.76% general partner interest and dilutive effect of 0.527 million RSUs; unit count detail provided by TOO management; outstanding warrants non-exercisable at current Partnership unit price of September 27, 2019 3. 5 Basic TOO Common Units Outstanding3 410.708 Plus: Dilutive Effective of RSUs 0.527 Plus: General Partner Units 3.144 Total Partnership Units Outstanding 414.378 $484.8 Basic TOO Common Units Outstanding3 410.708 $480.5 100.0% Total - Other / Retail / Undisclosed Private Unitholders2 47.162 $55.2 11.5% Total - Top TOO Common Unitholders 363.546 $425.3 88.5% 1. Brookfield VC / PE 300.638 $351.7 73.2% Top TOO Common Unitholders

Introduction Brookfield’s Position Across the Partnership’s Capital Structure ($ in millions) $3,000 $2,500 $2,000 $1,500 $1,000 $500 $ - Market Cap (LP + GP) Unsecured Debt Secured Debt Preferred Equity Brookfield Other Brookfield Ownership Source: Partnership management, Partnership filings and TOO Common Unit price of $1.17 as of September 27, 2019 Note: Excludes 2.430 million of Series D warrants with a strike price of $4.55 and expiration date of June 29, 2023 (36.0% owned by Brookfield) and 65.500 million of Brookfield transaction warrants with a strike price of $4.00 per unit (exercisable at date 10-day VWAP greater or equal to $4.00 per unit) and expiration date of September 25, 2024 (100.0% owned by Brookfield) 1. 2. Includes 0.76% general partner interest Includes $25.8 million for an arbitration payment provision 6 73.3%151.7%0.0%0.0% $2,470 $1,101 $2,470 $395 $485 $532 2 $569 $129 $395 $355 No Brookfield ownership disclosed No Brookfield ownership disclosed Includes $125mm GP Loan and $444mm position in $700mm Unsecured Notes held by Brookfield Includes LP Common Units and GP Units held by Brookfield

Introduction Proposed Transaction Negotiation Overview ($ in millions, except per unit amounts) Source: Partnership management, Partnership filings, Bloomberg, FactSet as of September 27, 2019 1. 2. 3. 4. 10-Day, 20-Day and 30-Day VWAPs as of September 27, 2019 Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs per TOO management Adjusted debt issuance costs and “other” per Partnership’s 20-F for the quarter ended June 30, 2019, includes $25.8 million for an arbitration payment provision Based on Partnership management estimates and inclusive of proportional FPSO JV EBITDA 7 Offer Date: 5/17/19 6/28/19 8/12/19 8/18/19 TOO Common Unit Price Consideration: $1.05 $1.80 $1.50 $1.60 Offeror: Brookfield Committee Brookfield Committee 9/5/19 $1.55 Brookfield Implied Premium / (Discount): TOO Unaffected Common Unit Price as of 5/16/19 ($1.21) (13.2%) 48.8% 24.0% 32.2% TOO Current Common Unit Price as of 9/27/19 ($1.17) (10.3%) 53.8% 28.2% 36.8% 10-Day VWAP ($1.18)1 (11.1%) 52.4% 27.0% 35.5% 20-Day VWAP ($1.18)1 (10.9%) 52.7% 27.3% 35.7% 30-Day VWAP ($1.18)1 (11.0%) 52.5% 27.1% 35.6% Total Partnership Units Outstanding2 414.378 414.378 414.378 414.378 28.1% 32.5% 31.2% 31.5% 31.3% 414.378 Implied Offer Value (100.0% Basis) $435.1 $745.9 $621.6 $663.0 $642.3 Plus: Short-Term Debt 487.0 487.0 487.0 487.0 Plus: Long-Term Debt3 2,714.6 2,714.6 2,714.6 2,714.6 Plus: FPSO JV Debt (50.0% Basis) 368.8 368.8 368.8 368.8 Plus: Preferred Equity (Liquidation Value) 395.0 395.0 395.0 395.0 Plus: Noncontrolling Interest 36.3 36.3 36.3 36.3 Less: FPSO JV Cash (50.0% Basis) (51.1) (51.1) (51.1) (51.1) Less: Cash & Restricted Cash (210.5) (210.5) (210.5) (210.5) 487.0 2,714.6 368.8 395.0 36.3 (51.1) (210.5) Transaction Value $4,175.2 $4,485.9 $4,361.6 $4,403.1 $4,382.3 TEV / Adj. EBITDA4 Metric: 2019E $670.3 6.2x 6.7x 6.5x 6.6x 2020E 645.6 6.5 6.9 6.8 6.8 2021E 639.1 6.5 7.0 6.8 6.9 Implied Offer Value Memo: Basic Common Units Owned by the Public 110.070 110.070 110.070 110.070 TOO Common Unit Consideration $1.05 $1.80 $1.50 $1.60 6.5x 6.8 6.9 110.070 $1.55 Implied Offer Value to Unaffiliated Public Holders (26.8%) $115.6 $198.1 $165.1 $176.1 $170.6

Introduction TOO and Brent Performance Since Brookfield Acquisition of TK Corporation Stake in TOO $1.60 $75.00 of $1.55 per Common Unit $1.45 $70.00 $1.30 $65.00 $1.15 $60.00 $1.00 $55.00 4/29/19 5/29/19 6/28/19 7/28/19 8/27/19 9/27/19 TOO Brent Source: FactSet as of September 27, 2019 8 TOO Unit Price Brent ($/bbl) 6/28/2019: Counter proposal of $1.80 per Common Unit from Conflicts Committee to Brookfield 8/18/2019: : Counter proposal of $1.60 per Common Unit from Conflicts Committee to Brookfield 9/5/2019: Proposed Consideration received from Brookfield 8/12/2019: Proposed Consideration of $1.50 per Common Unit received from Brookfield 5/17/2019: Unsolicited offer of $1.05 per Common Unit received from Brookfield

Introduction Issues for Consideration Brookfield now controls 100% of the General Partner interest in the Partnership Furthermore, Brookfield owns approximately 73.2% of the Common Units in the Partnership As part of the Partnership Agreement, the General Partner has the right to call and purchase all of the Common Units if the General Partner and its affiliates own more than 80.0% of the Common Units The Partnership’s largest Common Unit holder, after Brookfield, is Fidelity, with an approximate 7.0% interest, which, if sold to Brookfield, could allow Brookfield to exercise this call right The purchase price in this event is the greater of: The average of the daily closing prices of the limited partner interests of such class or series over the 20 trading days preceding the date three days before notice of exercise of the call right The highest price paid by the general partner for a limited partner interest during the 90-day period preceding the date of such notice The Partnership currently has (net debt + preferred) / capitalization of approximately 89.1%, and forecasts Adjusted EBITDA will decline from $670.3 million in 2019E to $516.4 million in 2023E There are risks to the Partnership’s business plan associated with the FPSO business segment Of TOO’s eight FPSOs, three are predicted to be in lay-up throughout the forecast period A significant amount of the FPSO cash flow is generated by one FPSO • The Partnership’s business plan assumes that the FPSO’s contract with an oil major is extended past the 2021E current expiration Failure to extend the contract would reduce Partnership cash flow by over $300 million from 2021E to 2023E That FPSO has incurred meaningful arbitration payments and is in a second arbitration hearing for late delivery of the FPSO that could reduce the purchase option price • • The Partnership currently has a related party loan with Brookfield of $125 million at L + 700bps Partnership management has assumed the loan will be extended for five years at the same rate; however, Brookfield has only agreed to rollover the loan for the next year at current terms The Partnership has a cash balance of approximately $211 million with approximately $620 million in liquidity requirements for newbuilds and other purposes through 2023E Source: Partnership management, Partnership filings 9 GP Loan Business Plan Risk Call Right

Introduction Changes Since August 16, 2019 Materials Updated market prices and other information to September 27, 2019 Incorporated 4th East Coast Canada shuttle tanker Recycling of HiLoad in Q1 2020E versus Q3 2019E * cost Assumed recycled in Q1 2020E at $ Refinancing terms of Salamander FSO, Arendal Spirit and Libra HoldCo debt have been amended Net payment by TOO of approximately $26 million from arbitration ruling Removed DCF valuation component for FPSO segment in sum-of-the parts valuation methodology due to outdated data Removed DCF valuation component for FAU/UMS segment in sum-of-the parts valuation methodology due to outdated data Added a range of EBITDA multiples in the sum-of-the parts valuation methodology to the FPSO and FSO valuation methods consistent with the public market trading multiples 10 CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

II. Overview of Evercore Process

Overview of Evercore Process Evercore Evaluation Process In connection with our evaluation, Evercore has, among other things: i. Reviewed certain publicly available business and financial information relating to the Partnership that we deemed to be relevant, including as set forth in the Partnership’s Annual Report on Form 20-F for the year ended December 31, 2018 and the Partnership’s Quarterly Reports on Form 6-K for the quarters ended March 31, 2019 and June 30, 2019; ii. Reviewed the Management Projections that were prepared and furnished to us by management of the Partnership during June 2019 and subsequently updated by management of the Partnership on September 26, 2019; iii. Reviewed certain internal projected financial and operating data and assumptions relating to the Partnership that were prepared by management of the Partnership and included in the Strategic Business Plan presented to the Board of Directors of the Partnership GP on September 19, 2019 (the “Revised Draft Plan”); iv. Discussed with management of the Partnership their assessment of the past and current operations of the Partnership, the current financial condition of the Partnership, the prospects of the Partnership and the historical and projected financial and operating data and assumptions relating to the Partnership, (including management’s views of the risks and uncertainties of achieving such projections); v. Reviewed the reported prices and the historical trading activity of the Common Units; vi. Compared the financial performance of the Partnership and its stock market trading multiples with those of certain other publicly traded partnerships and companies that we deemed relevant; vii. Compared the financial performance of the Partnership and the transaction multiples implied by the Merger with the financial terms and transaction multiples of certain historical transactions that we deemed relevant; viii. Reviewed a draft of the Merger Agreement dated September 28, 2019 and a draft of the Equity Commitment Letter dated September 23, 2019; and ix. Performed such other analyses and examinations, held such other discussions, reviewed such other information and considered such other factors that we deemed appropriate. 11

Overview of Evercore Process Evercore Evaluation Process: Selected Provisions For purposes of our analysis and opinion, we have assumed and relied upon the accuracy and completeness of all of the information publicly available and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information), and have further relied upon the assurances of the management of the Partnership that they are not aware of any facts or circumstances that would make such information inaccurate or misleading After discussing the Management Projections and the Revised Draft Plan with the Conflicts Committee, at the direction of the Conflicts Committee, for purposes of our analysis and opinion, we have relied upon the Management Projections With respect to the Management Projections, we have assumed, with the Conflicts Committee’s consent, that such data has been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Partnership as to the future financial performance of the Partnership under the assumptions reflected therein We express no view as to any projected financial or operating data relating to the Partnership, or any judgments, estimates or assumptions on which they are based Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market, regulatory and other conditions and circumstances as they exist and as can be evaluated by us on the date hereof It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion We do not express any view on, and our opinion does not address, the fairness of the Merger to, or any consideration received in connection therewith by, any other person, including the holders of any other class of securities, creditors or other constituencies of the Partnership, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Partnership or the Partnership GP, or any class of such persons, whether relative to the Merger Consideration or otherwise We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Merger Agreement or the Merger including, without limitation, the structure or form of the Merger, the Unit Election, the Rollover Units or any term or aspect of the Restated Partnership Agreement 12

III. Partnership Situation Analysis

Partnership Situation Analysis Summary Market Data Market Capitalization ($ in millions, except per unit amounts) Balance Sheet and Credit Data As of June 30, 2019 As of September 27, 2019 Total Partnership Units Outstanding1 Common Unit Price 52-Week High 52-Week Low 414.378 $1.17 2.45 1.03 Cash & Restricted Cash FPSO JV Cash (50.0% Basis) Short-Term Debt Long-Term Debt2,3 FPSO JV Debt (50.0% Basis) $210.5 51.1 487.0 2,714.6 368.8 Total Equity Value Plus: Series A, B & E Preferred Equity (Liquidation Value) Plus: Net Debt (Including FPSO JVs) Plus: Noncontrolling Interest $484.8 395.0 3,308.7 36.3 Total Debt Net Debt Plus: Noncontrolling Interest Plus: Series A, B & E Preferred Equity (Liquidation Value) Plus: Market Capitalization (9/27/19) $3,570.4 $3,308.7 36.3 395.0 484.8 Enterprise Value $4,224.9 TOO Management Estimates Metric Yield/Multiple Net Market Capitalization Debt + Preferred / Total Capitalization Net Debt + Preferred / Net Market Capitalization Net Bank Debt / 2019E EBITDA Net Bank Debt / 2020E EBITDA Current Ratings (Senior Unsecured): Moody's S&P $4,224.9 89.1% 87.7% 4.5x 4.6 EV/Adj. EBITDA 2019E 2020E 2021E Distribution Yield Current $670.3 645.6 639.1 6.3x 6.5 6.6 $----% B3 B+ Unit Price and Distribution Information $5.00 $4.00 $3.00 $2.00 $1.00 $--$0.50 $0.40 $0.30 $0.20 $0.10 $--9/27/17 1/26/18 5/28/18 9/27/18 1/26/19 5/28/19 9/27/19 Distribution per Unit Unit Price Source: Partnership management, Partnership filings, FactSet as of September 27, 2019 Note: Adjusted EBITDA includes 50% FPSO JV interest 1. 2. 3. Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs Adjusted for debt issuance costs per Partnership’s 20-F for the quarter ended June 30, 2019 Includes $125 million GP loan reported as “Due to Related Parties” and $25.8 million for an arbitration payment provision 13 Distribution per Unit Unit Price 5/17/2019: The Initial Offer

Partnership Situation Analysis Historical Trading Performance and Recent Events $4.00 $8.0 $3.50 $7.0 term credit facility obtaining financing for $3.00 $6.0 $2.50 $5.0 $2.00 $4.0 $1.50 $3.0 $1.00 $2.0 $0.50 $1.0 $--$--Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 Price May-19 Jun-19 Jul-19 Aug-19 Sep-19 $ Volume Source: Partnership filings, FactSet as of September 27, 2019 14 Volume ($ in millions) Common Unit Price 1/8/2019: Eliminates quarterly Common Unit distribution from previously distributed $0.01 per unit 4/29/2019: TK agrees to sell remaining interests in TOO, consisting of 56.6 million Common Units, 17.3 million warrants, $25.0 million working capital loan and 49.0% GP interest, to Brookfield for $100.0 million cash consideration 5/1/2019: Secures $100.0 million revolving credit facility to refinance vessels in the Partnership’s FPSO fleet 5/20/2019: Initial Offer of $1.05 in cash per Common Unit 4/4/2019: Secures $414.0 million long-four Shuttle Tanker newbuilds 9/11/2019: Exercises shuttle tanker newbuild option $1.17 Merger Consideration: $1.55 10/29/2018: Announces settlement with Petrobras that is expected to increase the Partnership’s revenues by approximately $91.0 million Average Daily Trading Volume ($mm) 1 Month$0.18 3 Months0.25 6 Months0.45 9 Months0.50 12 Months0.55

Partnership Situation Analysis Partnership Historical Trading Distribution Histogram Trading Analysis – 1 Year Period 75.0% 1.2x 60.0% 0.9x 0.7x 45.0% 0.6x 30.0% 0.3x 15.0% 0.0% 0.0x $1.00 - $1.25 $1.25 - $1.50 $1.50 - $1.75 $1.75 - $2.00 $2.00 - $2.50 % of Units Traded Cumulative Multiple of Public Float Histogram Trading Analysis – Since Initial Offer (5/17/19) 50.0% 1.2x 40.0% 0.9x 30.0% 0.6x 20.0% 0.3x 10.0% 0.0% 0.0x $1.00 - $1.05 $1.05 - $1.10 $1.10 - $1.15 $1.15 - $1.20 $1.20 - $1.25 % of Units Traded Cumulative Multiple of Public Float Source: Partnership management, Partnership filings, FactSet as of September 27, 2019 15 % of Units Traded % of Units Traded Cumulative Multiple of Public Float Cumulative Multiple of Public Float VWAP Since Initial Offer: $1.16 39.6% 11.8% 0.2x 27.7% 0.2x 20.9% 0.3x 0.0% 0.0x 0.9x0.9x 50.3%0.8x 0.5x 29.6% 11.6% 4.0%4.5% High Unit Price: $2.45 Date: 10/3/18 Low Unit Price: $1.03 Date: 5/20/19 Current Unit Price: $1.17 Date: 09/27/19 52-Week VWAP: $1.36

Partnership Situation Analysis Bond Trading Summary: Historical Prices and Yield-to-Worst $700 million 8.50% Senior Unsecured Notes Due July 2023 104 18.00% 102 15.00% 100 12.00% 98 9.00% 96 6.00% 94 3.00% 92 0.00% Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Price Yield-to-Worst - % Source: Partnership management, Partnership filings, FactSet as of September 27, 2019 16 Yield-to-Worst Price 5/17/19: Initial Offer of $1.05 per Common Unit 99 8.84% 8.5% Sr. Notes Outstanding: $700.0 MM Current Price: 99 YTD Average YTW: 9.1%

Partnership Situation Analysis Preferred Equity Trading Summary: Historical Prices and Yield-to-Worst Series A $150 million 7.25% Preferred Stock Price Yield-to-Worst - % $30.00 16.0% $25.00 12.0% $20.00 8.0% $15.00 4.0% $10.00 --% Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Series B $125 million 8.50% Preferred Stock $30.00 16.0% $25.00 12.0% $20.00 8.0% $15.00 4.0% $10.00 --% Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Series E $115 million 8.88% Preferred Stock Price Yield-to-Worst - % $30.00 25.0% 20.0% 15.0% 10.0% 5.0% --% $25.00 13.5% $20.00 $15.00 $16.42 $10.00 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Source: Bloomberg as of September 27, 2019 17 Yield-to-Worst Yield-to-Worst Yield-to-Worst Price Price Price 5/17/19: Initial Offer of $1.05 per Common Unit Current Price: $16.42 Current YTW: 13.5% Price Yield-to-Worst - % 13.5% $16.20 5/17/19: Initial Offer of $1.05 per Common Unit Current Price: $16.20 Current YTW: 13.5% 11.0% $17.02 5/17/19: Initial Offer of $1.05 per Common Unit Current Price: $17.02 Current YTW: 11.0%

Partnership Situation Analysis Asset Overview Summary TOO Breakdown by Business Segment1 Average Remaining Charter Duration (Years)2 Forward Fixed-Rate Revenue FSO 6% 4.0 Shuttle Tankers 47% FPSO 47% 2019E Adjusted EBITDA Towage 1% UMS/Other -1% FSO 14% Shuttle Tankers 36% FPSO 48% Shuttle Tankers FPSO FSO Towage UMS/Other Source: Partnership management, Partnership filings Note: Adjusted EBITDA includes 50% FPSO JV interest 1. 2. Excludes Libra and Itajai joint ventures As provided by Partnership management 18 Total: $670mm Total: $4,895mm 3.4 2.8 NA NA Fleet Average: 3.4 years

Partnership Situation Analysis FPSO Asset Overview Overview Capacity Ownership Charter Charter Expiry Charterer Extension # Vessel (bbl/day) Year Built (%) Charterer Type (Firm Period) Option Term / Rate 2. Petrojarl I 46,000 bbls 1986 100% ENAUTA TC May-2022 NA 4. Piranema Spirit 30,000 bbls 2007 100% Petrobras TC June-2020 NA February-20223 6. Itajai 80,000 bbls 2012 50% Petrobras TC 6 x 1 year / 85% Original Rate Indicates Vessel Currently in Lay-up Source: Partnership management, Partnership filings 1. 2. 3. 4. Petrojarl Knarr charter has annual right to terminate for a fee beginning in March 2025 The charterer has options to extend the contract to November 2037 The charterer has options to extend the contract to February 2028 The contract has a 10-year duration with a firm period expiring in March 2025, although the charterer has the annual right to terminate the contract after March 2021 subject to payment of certain termination fees for early cancellation. The charterer has options to extend the service contract to 2035 19 FPSO – On the Water 7.Petrojarl Varg57,000 bbls1998100%NoneNALay-upNA 8.Ostras25,000 bbls1981100%NoneNALay-upNA 5.Libra50,000 bbls201750%PetrobrasTCDecember-20292 NA 3.Voyageur Spirit30,000 bbls2008100%PremierTCApril-2020NA 1.Petrojarl Knarr 163,000 bbls2014100%ShellTCMarch-2025410 x 1 year / Varies

Partnership Situation Analysis Towage, FSO and UWS Asset Overview Overview Capacity Ownership Charter Charter Expiry # Vessel (tonnes, dwt, berths) Year Built (%) Charterer Type (Firm Period) 1. ALP Centre 306 tonnes 2010 100% Various Spot NA 3. ALP Winger 220 tonnes 2007 100% Various Spot NA 5. ALP Ippon 207 tonnes 2007 100% Various Spot NA 7. ALP Striker 300 tonnes 2016 100% Various Spot NA 9. ALP Sweeper 300 tonnes 2017 100% Various Spot NA Gina Krog 1,2 11. 124,502 dwt 1995 100% Equinor TC October-2020 12. Falcon Spirit 124,472 dwt 1986 100% Qatar Petroleum TC June-2022 Dampier Spirit1 13. 106,668 dwt 1987 100% Jadestone TC August-2024 14. Suksan Salamander 78,228 dwt 1993 100% TK / Ophir BB August-2024 Apollo Spirit 4 15. 129,019 dwt 1978 89% TK / CNR BB June-2020 Indicates Vessel Currently in Lay-up Source: Partnership management, Partnership filings 1. 2. 3. 4. Charterer has option to extend the time charter The vessel was converted into an FSO unit in 2017 * Charterer has early termination rights for notice period Charterer is required to charter the vessel for as long as Teekay Corporation’s Petrojarl Banff FPSO unit produces in the Banff Field in the North Sea 20 UMS FSO – OTW Long-Haul Towage 16. Arendal Spirit 500 berths 2015 100% NA NA Lay-up 1 3 10. ALP Ace 197 tonnes 2006 100% Various Spot Lay-up 8. ALP Defender 300 tonnes 2017 100% Various Spot NA 6. ALP Keeper 300 tonnes 2018 100% Various Spot NA 4. ALP Forward 220 tonnes 2008 100% Various Spot NA 2. ALP Guard 301 tonnes 2009 100% Various Spot NA CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Partnership Situation Analysis Shuttle Tanker Asset Overview Overview Production Capacity Charter Expiry # Vessel (dwt) Year Built Ownership (%) Charterer (Firm Period) 1. 2. 3. 4. 5. 6. 7. 8. 9. Samba Spirit 154,000 dwt 2013 100% Shell June-2023 Bossa Nova Spirit 154,000 dwt 2013 100% Shell November-2023 Navion Anglia 126,360 dwt 1999 100% Equinor 2 November-2019 Peary Spirit 106,000 dwt 2011 100% Equinor 2 March-2020 Norse Spirit 155,000 dwt 2017 100% BWTTS June-2030 13. 14. 15. Petronordic 92,995 dwt 2002 100% TK -> BP March-2022 Stena Sirita1 126,873 dwt 1999 50% ExxonMobil July-2019; to be sold 17. 18. 19. 20. 21. Navion Oceania 126,355 dwt 1999 100% CoA CoA Amundsen Spirit 106,000 dwt 2010 100% CoA CoA Navion Oslo 100,257 dwt 2001 100% CoA CoA Stena Natalita1 25. 26. 27. 28. 29. 30. 31. 32. 108,073 dwt 2001 50% CoA CoA Grena Knutsen 147,500 dwt 2003 Chartered-In CoA November-2019 Nordic Rio1 151,294 dwt 2004 50% Various Spot Petrobras3 Navion Bergen 105,641 dwt 2000 100% April-2020 Source: Partnership management, Partnership filings Note: “CoA” refers to contracts of affreightment, "TC" refers to time charters, "BB" refers to bareboat charters, "NB" refers to newbuilding Indicates Newbuild 1. Owned through a 50% owned subsidiary, the parties share in the profits and losses of the subsidiary in proportion to each party’s relative ownership; 2. Under the terms of a master agreement with Equinor, the vessels are chartered under individual fixed-rate annually renewable time-charter contracts. The number of vessels may be adjusted annually based on the requirements of the fields serviced. It is expected that between one and three vessels will be required by Equinor annually. The vessels currently on time-charter to Equinor may be replaced by vessels currently servicing contracts of affreightment or other time-charter contracts; 3. Charterer has the right to purchase the vessel at end of the bareboat charter; 4. Four of the six newbuildings will operate in the North Sea contract of affreightment fleet and two will operate under the master agreement with Equinor 21 BBSpot Contract of Affreightment Time Charter Navion Gothenburg152,244 dwt200650%Petrobras3July-2020 Navion Stavanger148,729 dwt2003100%TranspetroJuly-2020 Nordic Brasilia151,294 dwt2004100%VariousSpot Heather Knutsen148,644 dwt2005Chartered-InCoAJanuary-2020 22. Rainbow Spirit4125,000 dwt2020100%CoACoA 23. Current Spirit4125,000 dwt2020100%CoACoA 24. Wave Spirit4103,000 dwt2020100%CoACoA Scott Spirit106,000 dwt2011100%CoACoA Navion Hispania126,183 dwt1999100%CoACoA 16. Wind Spirit4103,000 dwt2021100%CoACoA Petroatlantic92,968 dwt2003100%TK -> BPMarch-2022 10. Dorset Spirit155,000 dwt2018100%BWTTSJune-2030 11. Aurora Spirit4125,000 dwt2019100%Equinor 2April-2027 12. Tide Spirit4125,000 dwt2020100%Equinor 2April-2032 Beothuk Spirit155,000 dwt2017100%BWTTSJune-2030 Nansen Spirit106,000 dwt2010100%Equinor 2February-2020 Sertanejo Spirit154,000 dwt2013100%ShellJanuary-2024 Lambada Spirit154,000 dwt2013100%ShellJuly-2023

Partnership Situation Analysis TOO Management Projections General Assumptions Management Projections TOO 2019E 2020E 2021E 2022E 2023E 2024E 2019) Source: Partnership management 22 No material changes from materials previously presented to Conflicts Committee FPSOs No material changes from materials previously presented to Conflicts Committee Shuttle Tankers No material changes from materials previously presented to Conflicts Committee FSO No material changes from materials previously presented to Conflicts Committee Towage and Other $66 $65 $62 $61 $60 NA Brent Forward Curve, $ / bbl (May 8, 8.34 8.29 8.53 8.49 8.46 NA NOK/USD (Average) (May 7, 2019) 2.50% 2.06% 1.96% 2.04% 2.14% NA LIBOR (May 16, 2019) No distributions to Common Unitholders throughout the forecast period. Continued distribution to preferred equity Quarterly Distributions Assumed in 2019/2020: Claim 1: $19mm settlement + $4mm legal costs (capitalized), Claim 2: no settlement + $12.8mm legal costs (capitalized), Claim 3: $25.8mm net arbitration payment Legal Claims/Settlement

Partnership Situation Analysis Management Projections Adjusted EBITDA ($ in millions) $700.0 $650.0 $600.0 $550.0 $500.0 $450.0 $400.0 $350.0 $300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $--($4.2) ($8.4) 2019E 2020E 2021E 2022E 2023E ($50.0) FPSO FSO Shuttle Tankers Towage Other Source: Partnership management Note: Adjusted EBITDA includes 50% FPSO JV interest 23 $670.3 $250.2 $7.7 $645.6 $639.1 $19.1 $47.7 $596.7 $253.5 $281.9 $6.2 $54.5 $516.4 $283.3 $9.0 $53.3 $10.7 $257.4 $93.6 $82.7 $327.2 $47.1 $294.5 $43.6 $256.2 $206.3 $39.2 $155.6 FPSOs/FSOs 62.8% 58.4% 47.5% 41.9% 37.7% Shuttle Tankers 37.3% 39.3% 44.1% 47.5% 49.9% Towage/Other (0.1%) 2.3% 8.4% 10.6% 12.4%

Partnership Situation Analysis Management Projections: Partnership GAAP Financial Projections ($ in millions) For the Years Ending December 31, 2019E 2020E 2021E 2022E 2023E Net Voyage Revenue Expenses Operating Expenses Charter Hire Expense General & Administrative $1,140.9 $1,084.6 $1,003.8 $998.0 $910.7 ($444.4) (51.0) (71.9) ($436.8) (32.2) (67.2) ($397.8) (6.9) (56.5) ($391.6) (50.9) (52.2) ($376.2) (58.1) (52.1) Total Expenses ($567.3) ($536.3) ($461.2) ($494.7) ($486.4) Less: Depreciation Expense Less: Drydock Amortization (324.2) (29.4) (319.3) (28.0) (327.0) (28.3) (332.6) (32.3) (325.9) (35.6) EBIT Less: Interest Expense $220.1 (220.8) $201.1 (218.6) $187.3 (216.0) $138.3 (207.9) $62.8 (198.7) EBT Plus: Equity Income from JVs Less: Other Less: Tax Expense ($0.7) 36.5 (0.6) (6.0) ($17.6) 49.8 (0.1) (5.9) ($28.7) 53.7 --(4.9) ($69.6) 52.9 --(1.9) ($135.9) 53.2 --(1.7) Net Income / (Loss) $29.1 $26.3 $20.0 ($18.7) ($84.4) Cash Flow Detail Cash Flow from Operations Prepayment of Long-Term Debt Scheduled Repayment of Long-Term Debt Proceeds from Issuance of Long-Term Debt Distributions to Noncontrolling Interest Cash Distributions Paid to Preferred Shares $290.6 ($454.9) (630.0) 1,091.8 (2.8) (31.8) $339.0 $--(632.5) 669.9 2.6 (31.8) $359.8 $--(564.1) 340.8 9.4 (31.8) $327.6 $--(789.1) 435.2 (7.1) (31.8) $245.8 $--(1,120.0) 858.0 (7.0) (31.8) Cash Flow from Financing Vessel & Equipment Capital Expenditures Proceeds from Vessel Dispositions & Equipment Sales ($27.7) ($347.3) 46.0 $8.2 ($416.8) 20.5 ($245.6) ($101.3) 12.0 ($392.8) ($73.1) 13.0 ($300.7) $--16.0 Cash Flow from Investing ($301.3) ($396.3) ($89.3) ($60.1) $16.0 Source: Partnership management Note: Adjusted EBITDA includes 50% FPSO JV interest 24 Change in Cash ($38.5) ($49.1) $24.9 ($125.3) ($38.9) Ending Cash Balance 186.5 137.4 162.3 37.0 (1.9) Ending Debt Balance 3,112.6 3,150.0 2,926.7 2,572.8 2,310.8 Net Debt / EBITDA 5.1x 5.5x 5.1x 5.0x 5.5x Total Liquidity $190.9 $141.8 $166.7 $41.4 $2.4 Minimum Liquidity Covenants Requirement 155.6 157.5 146.3 128.6 115.5 Liquidity Surplus / (Deficit) $35.3 ($15.7) $20.3 ($87.3) ($113.1) Adjusted EBITDA $670.3 $645.6 $639.1 $596.7 $516.4 EBITDA $573.7 $548.3 $542.7 $503.3 $424.3 Provided by Partnership Management (GAAP)

Partnership Situation Analysis Revised Draft Plan Projections Summary As part of its analysis, Evercore also reviewed the Revised Draft Plan The management of the Partnership informed Evercore that the Management Projections are largely based on business and contracts currently in place, while the Revised Draft Plan introduces a number of assumptions regarding future business opportunities, some for which assumptions are made on matters outside of the Partnership’s control Management of the Partnership informed Evercore that the Revised Draft Plan was prepared for informational purposes as an initial step of a strategic planning exercise and was not approved by the Board of Directors of the Partnership GP After discussing the Management Projections and the Revised Draft Plan with the Conflicts Committee, at the direction of the Conflicts Committee, for purposes of our analysis and opinion, Evercore has relied solely upon the Management Projections Evercore reviewed with the Conflicts Committee that the Revised Draft Plan had generally more conservative operating assumptions, except for certain assumptions regarding future acquisitions On the following page, Evercore has prepared a comparison of Adjusted EBITDA by segment of the Management Projections, the Revised Draft Plan and the Revised Draft Plan adjusted to exclude the impact of certain future illustrative acquisitions (the “Adjusted Revised Draft Plan”) Source: Partnership management 25

Partnership Situation Analysis Management Projections, Revised Draft Plan and Adjusted Revised Draft Plan – Adjusted EBITDA Comparison ($ in millions) $750 $8 $8 $8 $620 0) - ($50) Proj. Draft Plan Revised Draft Plan Proj. Draft Plan Revised Draft Plan Proj. Draft Plan Revised Draft Plan Proj. Draft Plan Revised Draft Plan Proj. Draft Plan Revised Draft Plan FPSO FSO Shuttle Tankers Towage Other Source: Partnership management Note: Adjusted EBITDA includes 50% FPSO JV interest; Adjusted Revised Draft Plan excludes $95mm EBITDA annual contribution from the impact of certain future illustrative acquisitions with effective date of Q3 2020E 26 FPSO/FSO 63% 63% 63% Shuttle Tanker 37% 37% 37% Towage/Other (0%) (0%) (0%) 58% 63% 62% 39% 36% 38% 2% 1% 1% 47% 54% 47% 44% 39% 46% 8% 7% 8% 42% 52% 44% 47% 41% 48% 11% 7% 9% 38% 43% 32% 50% 48% 58% 12% 8% 10% $646 $644 $668 $639 $679 $563 $650 $550 $450 $350 $250 $150 $50 $670 $670 $670 $250 ($8) $250 ($8) $250 ($ $597 $50 $584 $43 $573 8) $19 ($4) $233 $48 $6 $254 ($10 ($1 $279 $262 $233 $282 $55 $9 $50 $--$43 $1 $516 $47 $468 $283 $279 $262 $53 $11 $273 $257 $47 $-$94 $94 $94 $273 $80 $80 $83 $48 $41 $327 $327 $327 $326 $47 $314 $309 $302 ) $295 $256 $48 $41 $44 $35 $219 $206 $214 $39 $208 $156 $35 $113 Mgmt Revised Adj. Mgmt Revised Adj. Mgmt Revised Adj. Mgmt Revised Adj. Mgmt Revised Adj. 2021E 2022E 2023E 2020E 2019E

IV. Valuation of the Common Units

Valuation of the Common Units Valuation Methodologies for TOO’s assets based on their unlevered cash flows WACC of 9.0% to 10.0% based on capital asset pricing Transactions 27 Reference Range Evercore utilized the TOO Management Projections and the following methodologies to analyze the value of the Common Units: MethodologyDescriptionMetrics/Assumptions Discounted Cash Flow Analysis (“DCF”) Values the Common Units on the concept of the time value of money Discounted the projected cash flows to June 30, 2019 Based on the TOO Management Projections, Evercore:EBITDA exit multiple of 7.50x to 8.50x Utilized varying WACC discount rates to derive valuation ranges Perpetuity growth rate of 1.50% to 2.00% Calculated terminal values based on a range of multiples ofmodel (“CAPM”) EBITDA as well as a range of perpetuity growth rates Values the Common Units based on current market enterprise valueEnterprise value / EBITDA multiples applied to 2019E multiples of relevant EBITDA metricsand 2020E Adjusted EBITDA Public market companies: Golar LNG Partners L.P., Höegh LNG Partners LP, KNOT Offshore Partners LP and BW Offshore Ltd. Values the Common Units based on the implied intrinsic value ofVessel appraisals from third party broker as provided TOO’s respective vessel segments:by Partnership management Values FPSOs based on current market enterprise value multiples of relevant EBITDA multiples Values Shuttle Tankers based on third party appraisals Values FSOs based on current market enterprise value multiples of relevant EBITDA Values Towage assets based on third party appraisals Values FAU/UMS asset based on third party appraisals Total implied asset value from TOO’s respective vessel segments adjusted by segment level secured debt and cash and corporate level unsecured debt, cash and preferred equity Values the Common Units based on multiples of transaction value toEnterprise value / EBITDA multiples applied to 2019E EBITDA in historical transactions involving FPSO, Shuttle Tanker and Towage assets similar to those owned by the Partnership Public Market Trading Analysis Sum-of-the-Parts Analysis (“SOTP”) Precedent M&A Analysis

Valuation of the Common Units Valuation Summary High / Low $4.50 $4.00 $3.50 $3.00 $2.50 $2.30 $2.00 $1.50 $1.41 $1.24 $1.00 $0.68 $0.50 $--Assumptions Low/HighCurrent: Source: Partnership management, Partnership filings, FactSet as of September 27, 2019 Note: This summary of certain analyses is provided for illustrative purposes. It does not represent all of the analyses performed by Evercore and should be considered with the information elsewhere in this presentation 28 TOO Common Unit Valuation Range ($ per unit) 9.00% - 10.00% WACC 2023E EBITDA Perpetuity Exit Multiple: Growth Rate: 7.50x - 8.50x 1.50% - 2.00% 2019E EBITDA: 2020E EBITDA: $670.3 million $645.6 million EBITDA Multiple: EBITDA Multiple: 6.00x - 7.00x 5.75x - 6.75x As Described on Pages 31-32 2019E EBITDA: $670.3 million EBITDA Multiple: 6.20x - 7.00x All Selected Buy-ins Median Premium: 1-Day: 10.3% 30-Day VWAP: 10.2% 60-Day VWAP: 10.7% Cash Buy-ins 1-Day Min/Max: (9%)/31% 52-Week 113.6% - 47.8% 52-Week Low/High-Offer: 150.5% - 63.3% Discounted Cash Flow Analysis Public Market Trading Analysis Sum-of-the-Parts Reference Ranges EBITDA Multiple Perpetuity Growth Rate 2019E EBITDA 2020E EBITDA Analysis Precedent M&A: 2019E EBITDA MLP Premiums Paid 52-Week $2.33 $2.30 $2.45 $1.70 $1.49 $1.59 $1.33 ($0.07) ($0.62) $1.05 $1.11 $1.03 $0.52 $0.58 All Cash Selected Buy-ins Reference Merger Consideration: $1.55 TOO Common Unit Price (9/27/19): $1.17 Unaffected Common Unit Price (5/16/19): $1.21

Valuation of the Common Units Discounted Cash Flow Analysis ($ in millions, except per unit amounts) For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value EBITDA Exit Multiple Perpetuity Growth Rate 2019E 2020E 2021E 2022E 2023E Adjusted EBITDA Less: Drydock Expense1 Less: Vessel & Equipment Capital Expenditures Plus: Proceeds from Vessel Dispositions & Equipment Sales Less: Increase in Net Working Capial Less: Replacement Capital Expenditures2 $320.5 (8.9) (223.2) 12.5 (28.1) --$645.6 (35.0) (416.8) 20.5 5.9 --$639.1 (29.9) (101.3) 12.0 3.7 --$596.7 (21.5) (73.1) 13.0 5.5 --$516.4 (28.4) --16.0 (6.7) --$516.4 $516.4 (28.7) ---- --(160.0) Unlevered Free Cash Flow $72.8 $220.3 $523.6 $520.6 $497.3 $516.4 $327.6 EBITDA Exit Multiple / Perpetuity Growth Rate 8.00x 1.75% Terminal Value $4,130.8 – $4,301.3 Present Value of Terminal Value @ 9.5% WACC Plus: Present Value of Unlevered Free Cash Flow @ 9.5% WACC $2,744.9 – 1,450.8 $2,858.2 Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,195.7 – (2,991.1) (317.6) (395.0) (36.3) $4,309.0 Total Partnership Units Outstanding3 414.378 EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities EBITDA Exit Multiple Perpetuity Growth Rate Source: Partnership management, Partnership filings Note: Debt inclusive of $25.8 million for an arbitration payment provision 1. 2. 3. Drydock expenses in perpetuity growth rate terminal year represents the average value from 2020E to 2023E Replacement capital expenditures in perpetuity growth rate terminal year represents vessel appraisal of fleet provided by TOO management multiplied by depreciation factor of 4.5% Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs; unit count detail provided by TOO management 29 WACC WACC TOO Common Unit Range$0.58-$2.33 TOO Common Unit Range$0.52-$1.70 1.50%1.63%1.75%1.88%2.00% 9.00%$1.77$1.91$2.04$2.18$2.33 9.25%1.451.571.701.831.96 9.50%1.141.261.371.491.62 9.75%0.850.961.071.181.30 10.00%0.580.680.780.891.00 7.50x7.75x8.00x8.25x8.50x 9.00%$0.86$1.07$1.28$1.49$1.70 9.25%0.770.981.191.401.61 9.50%0.690.891.101.311.51 9.75%0.600.811.011.221.42 10.00%0.520.720.921.131.33 Implied Value per Common Unit Range $1.10 - $1.37 Implied Equity Value Range $455.6 - $568.9

Valuation of the Common Units Public Market Trading Analysis ($ in millions, except per unit / share amounts) Business Overview Owner and operator of marine-based LNG midstream infrastructure, active in the liquefaction, transportation and regasification of natural gas. Interest in FLNG Hilli represents ~50% of LTM EBITDA and FSRUs and conventional LNG shipping represents ~50% of LTM EBITDA Golar LNG Partners L.P. 9.9 years KNOT Offshore Partners LP Pure-play owner and operator of shuttle tankers 7.8 4.5 business represented 89% and 11% of total revenue and 90% and 10% of EBITDA in Q4 2018, respectively Public Market Trading Metrics Golar LNG Partners L.P. LNG / FSRUs $9.62 62.1% $680.3 $2,037.1 9.1x 8.5x 6.1x 16.8% 16.8% 16.8% KNOT Offshore Partners LP Shuttle Tankers 18.89 85.7% 629.2 1,724.6 8.1 8.2 5.2 11.0% 11.0% 11.0% Source: Partnership management, public filings, press releases, Wall Street research, FactSet as of September 27, 2019 Note: Golar LNG Partners L.P., Höegh LNG Partners LP, KNOT Offshore Partners LP and Teekay Offshore Partners L.P. classify as Partnerships; BW Offshore Ltd. classifies as a C-Corp; metrics include restricted cash and respective general partner interest 1. Metrics on a proportional basis and include the effects of JVs and include $25.8 million arbitration payment provision 30 Teekay Offshore Partners L.P. (9/27/19)1 FPSOs/Shuttle $1.17 47.8% $484.8 $4,224.9 6.3x 6.5x 5.4x --% --% --% Teekay Offshore Partners L.P. (5/16/19)1 FPSOs/Shuttle $1.21 38.8% $501.3 $4,279.6 6.4x 6.6x 5.4x --% --% --% Mean 7.7x 7.4x 4.9x 9.8% 9.8% 9.8% Median 8.6 8.3 5.4 11.2% 11.2% 11.2% BW Offshore Ltd. FPSOs 6.79 82.4% 1,257.1 2,656.5 3.8 3.9 2.6 --% --% --% Hoegh LNG Partners LP FSRUs 15.57 77.9% 517.9 1,064.6 9.9 9.0 5.7 11.3% 11.3% 11.3% Primary Vessel Price % of 52-Equity Enterprise EV / EBITDA Total Debt / Partnership / C-Corp Type Owned 9/27/19 Week High Value Value 2019E 2020E LTM EBITDA Distribution Yield Current 2019E 2020E Teekay Offshore Partners L.P. Owner and operator of FPSOs, FSOs, Shuttle Tankers, Towage vessels and UMSs 3.4 BW Offshore Ltd. Primarily owner and operator of FPSOs with a small E&P upstream business. The FPSO and E&P upstream Hoegh LNG Partners LP Pure-play owner and operator of FSRUs 11.6 Remaining Partnership / C-Corp Business Description Charter Duration

Valuation of the Common Units Public Market Historical EV / NTM EBITDA Historical Enterprise Value / NTM EBITDA Trading Multiples 14.0x $120.00 12.0x $100.00 10.0x $80.00 8.0x $60.00 6.0x $40.00 4.0x $20.00 2.0x 0.0x $--Sep-11 Jul-12 May-13 Feb-14 Dec-14 Sep-15 Jul-16 May-17 Feb-18 WTI Dec-18 Sep-19 TOO BWO Average GMLP, HMLP, KNOP Source: Partnership filings, FactSet as of September 2019 Note: TOO EV/NTM EBITDA and average EV/NTM EBITDA shown through December 31, 2018 31 WTI ($/bbl) EV/NTM EBITDA Four Year Averages TOO5.9x BWO 5.1 Average GMLP, HMLP, KNOP 8.4 8.8x 8.4x 5.9x 5.6x 5.1x 3.8x Last Four Years Average TOO EV/NTM Multiple Last Four Years Average BWO EV/NTM Multiple Last Four Years Average GMLP, HMLP, KNOP EV/NTM Multiple

Valuation of the Common Units Public Market Trading Analysis: TOO Management Projections ($ in millions, except per unit amounts) Public Market Trading Analysis Summary Results 2019E Public Market Trading Summary 2019E Adjusted EBITDA EBITDA Multiple $670.3 - 6.00x 7.00x Implied Enterprise Value Range $4,021.8 - $4,692.1 Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest (2,991.1) (317.6) (395.0) (36.3) Total Partnership Units Outstanding1 414.378 2020E Public Market Trading Summary 2020E Adjusted EBITDA EBITDA Multiple $645.6 - 5.75x 6.75x Implied Enterprise Value Range $3,712.2 - $4,357.8 Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest (2,991.1) (317.6) (395.0) (36.3) Total Partnership Units Outstanding1 414.378 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $25.8 million an arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs; unit count detail provided by TOO management 32 Implied Value per Common Unit Range ($0.07) - $1.49 Implied Equity Value Range ($27.8) - $617.8 Implied Value per Common Unit Range $0.68 - $2.30 Implied Equity Value Range $281.8 - $952.1

Valuation of the Common Units Sum-of-the-Parts Analysis: TOO Management Projections – Proportional Basis ($ in millions) FPSO Summary Results FPSOs (Including JVs) - EBITDA Multiple Method 2019E EBITDA Implied EBITDA Multiple $327.2 - 4.0x 6.0x Implied FPSO Enterprise Value Range Plus: FPSO Cash Less: FPSO Secured Debt $1,308.9 - 51.1 (1,019.8) $1,963.4 Shuttle Tanker Summary Results Shuttle Tankers - Vessel Appraisal Method Shuttle Tanker Appraisal Value Less: Secured Debt (Proportional Basis)1 Less: Remaining Newbuild Capital Expenditures as of Q2 2019 $2,079.2 (973.4) (620.3) FSO Summary Results FSO - EBITDA Multiple Method 2019E EBITDA Implied EBITDA Multiple $93.1 - 4.0x 6.0x Implied FSO Enterprise Value Range Less: FSO Secured Debt $372.3 $558.4 - (164.7) Source: Partnership management Note: Shuttle tanker summary does not include fourth ECC newbuild 1. Secured debt allocated proportionally by appraisal value on a vessel by vessel basis and adjusted for proportional ownership interest 33 Implied FSO Equity Value Range $207.5 - $393.7 Implied Shuttle Tanker Equity Value $485.5 - $485.5 Implied FPSO Equity Value Range (EBITDA Multiple Method) $340.3 $994.7

Valuation of the Common Units Sum-of-the-Parts Analysis: TOO Management Projections – Proportional Basis (cont’d) ($ in millions, except per unit amounts) Towage Summary Results Towage - Vessel Appraisal Method Towage Appraisal Value Less: Secured Debt $313.0 (244.1) FAU/UMS Summary Results FAU/UMS - Vessel Appraisal Method FAU/UMS Appraisal Value Less: Secured Debt $132.5 (43.6) Source: Partnership management 1. 2. Excludes debt issuance amortization cost and includes $25.8 million for an arbitration payment provision Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs; unit count detail provided by TOO management 34 Sum-of-the-Parts Consolidated Results Implied SOTP Vessel Segment Equity Value Range $1,102.2 - $1,942.8 Less: Unsecured Debt Outstanding as of June 30, 20191 ($1,175.6) Less: Series A, B & E Preferred Equity (Liquidation Value) (395.0) Plus: Cash & Restricted Cash as of June 30, 2019 210.5 Implied Net Asset Value ($257.9) - $582.7 Total Partnership Units Outstanding2 414.378 Implied Value per Common Unit Range ($0.62) - $1.41 Implied FAU/UMS Equity Value $88.9 Implied Towage Equity Value $68.9 - $68.9

Valuation of the Common Units Precedent M&A Transactions ($ in millions) Offshore Production, Storage and Transportation 4/29/2019 7/26/2017 6/21/2010 Brookfield Business Partners L.P. / Teekay Corporation Brookfield Business Partners L.P. / Teekay Corporation BW Offshore Ltd. / Prosafe Production Public Ltd. 13.8% LP; 49.0% GP (TOO) 59.5% LP; 49.0% GP (TOO) 70.1% Equity Interest $100 640 452 6.3x 7.1 7.7 3.4 years 4.0 NA Floating Storage Regasification Units (FSRUs) / Floating Liquified Natural Gas Facilities (FLNG) 11/16/2017 8/16/2017 12/1/2016 2/10/2016 8/12/2015 12/15/2014 12/15/2014 12/5/2013 7/9/2012 10/6/2011 Höegh LNG Partners LP / Höegh LNG Holdings Ltd. Golar LNG Partners LP / Golar LNG Ltd. Höegh LNG Partners LP / Höegh LNG Holdings Ltd. Golar LNG Partners LP / Golar LNG Ltd. Höegh LNG Partners LP / Höegh LNG Holdings Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Golar LNG Partners LP / Golar LNG Ltd. Höegh Grace Golar Hilli Höegh Grace Golar Tundra Höegh Gallant Golar Eskimo (Years 5-10) Golar Eskimo (Years 1-5) Golar Igloo Nusantara Regas Satu Golar Freeze $352 658 370 330 370 390 390 310 385 330 8.3x 8.0 9.0 7.5 9.3 9.3 8.5 9.4 9.0 8.5 9.0 years 8.6 10.0 5.3 4.6 5.0 5.0 5.2 10.5 8.6 Floating Production Storage and Offloading (FPSOs) 12/17/2014 5/29/2013 8/15/2012 8/31/2010 9/8/2009 Teekay Offshore / Teekay Corporation Teekay Offshore / Teekay Corporation (50% Interest) Teekay Offshore / Teekay Corporation Teekay Offshore / Teekay Corporation Teekay Offshore / Teekay Corporation Petrojarl Knarr Cidade de Itajai (Itajai) Voyageur Spirit Rio das Ostras Petrojarl Varg $1,260 408 540 158 320 NA 8.2 7.7 6.3 5.8 9.6 years NA 5.0 7.7 4.0 Source: Partnership management, public filings, press releases, Wall Street research, FactSet 35 Selected Corporate Transactions Selected Dropdown Transactions Mean 7.0x 6.6 years Median 7.0 6.3 Mean 8.7x 7.2 years Median 8.7 6.9 Mean 7.4x 3.7 years Median 7.1 3.7 TransactionAnnounced Implied Full Remaining Date Consideration & TransactionTransactionDuration Announced Acquiror / Seller Asset Dropdown Value ($mm) Value / EBITDA (years) For Reference Only

Valuation of the Common Units Precedent M&A Transactions (cont’d) ($ in millions) Shuttle Tankers 2/20/2018 12/15/2017 8/9/2017 5/16/2017 2/15/2017 11/1/2016 10/13/2015 5/27/2015 12/10/2014 6/23/2014 7/12/2013 4/10/2013 10/1/2011 8/2/2011 KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS KNOT Offshore Partners LP / Knutsen NYK Offshore Tankers AS Teekay Offshore Operating L.P. / Teekay Corporation Teekay Offshore Operating L.P. / Teekay Corporation Anna Knutsen Brasil Knutsen Lena Knutsen Vigdis Knutsen Tordis Knutsen Raquel Knutsen Ingrid Knutsen Dan Sabia Dan Cisne Hilda Knutsen and Torill Knutsen Carmen Knutsen Various Scott Spirit Peary Spirit $120 96 142 147 147 117 115 103 103 335 145 560 116 135 NA NA 9.0 9.1 9.1 9.0 10.0 11.4 11.4 10.8 10.0 11.4 NA NA 4.4 years 4.8 5.0 4.9 4.9 8.4 10.0 8.0 8.7 4.3 4.5 Various NA NA Source: Partnership management, public filings, press releases, Wall Street research, FactSet 36 Selected Dropdown Transactions Mean 10.1x 6.2 years Median 10.0 4.9 TransactionAnnounced Implied Full Remaining Date Consideration & TransactionTransactionDuration Announced Acquiror / Selle r Asset Dropdown Value ($mm) Value / EBITDA (years) For Reference Only

Valuation of the Common Units Precedent M&A Transaction Analysis: TOO Management Projections ($ in millions, except per unit amounts) Precedent M&A Transaction Analysis Summary Results 2019E Precedent Transaction Summary 2019E Adjusted EBITDA EBITDA Multiple $670.3 - 6.2x 7.0x Implied Enterprise Value Range Less: Net Debt Outstanding as of June 30, 2019 Less: FPSO JV Net Debt Less: Series A, B & E Preferred Equity (Liquidation Value) Less: Noncontrolling Interest $4,175.2 - (2,991.1) (317.6) (395.0) (36.3) $4,692.1 Total Partnership Units Outstanding1 414.378 Source: Partnership management, public filings, press releases, FactSet Note: Debt inclusive of $25.8 million for an arbitration payment provision 1. Includes 0.76% general partner interest and dilutive effect of 0.527 million RSUs; unit count detail provided by TOO management 37 Implied Value per Common Unit Range $1.05 - $2.30 Implied Equity Value Range $435.1 - $952.1 For Reference Only

Appendix

A. Weighted Average Cost of Capital Analysis

Weighted Average Cost of Capital Analysis TOO WACC Analysis ($ in millions, except per share/unit amounts) Weighted Average Cost of Capital Beta and Capital Structure Benchmarking Arithmetic Avg. Supply-Side Primary Vessel Type Owned Unit/Share Price 9/27/19 Market Equity Value Debt + Pref. Equity Debt + Pref. / Total Capital CCorp / Partnership Levered Beta1 Unlevered Beta2 Peers TOO Peers TOO Partnership/Corporation 3 Risk-free Rate 2.0% 0.40 60.0% 1.00 6.9% 2.1% 2.0% 0.12 90.0% 1.25 6.9% 2.1% 2.0% 0.40 60.0% 1.00 6.1% 2.1% 2.0% 0.12 90.0% 1.25 6.1% 2.1% Golar LNG Partners L.P. Hoegh LNG Partners LP KNOT Offshore Partners LP BW Offshore Ltd. Partnership Partnership Partnership CCorp LNG / FSRUs FSRUs Shuttle Tankers FPSOs $9.62 15.57 18.89 6.79 $680.3 517.9 629.2 1,257.1 $1,508.6 609.0 1,129.0 1,336.8 68.9% 54.0% 64.2% 51.5% 0.82 0.96 0.68 1.26 0.26 0.44 0.24 0.61 Unlevered Beta Debt and Preferred / Total Cap. Adjusted Levered Equity Beta Market Risk Premium4 5 Small Company Risk Premium Pre-Tax Cost of Debt7 Cost of Debt7 8.8% 8.8% 8.8% 8.8% 8.8% 8.8% 8.8% 8.8% Cost of Equity – Sensitivities WACC – Sensitivities MRP: Arithmetic Avg. @ 6.9% MRP: Supply Side @ 6.1% MRP: Arithmetic Avg. @ 6.9% MRP: Supply Side @ 6.1% Adj. Unlevered Beta Adj. Unlevered Beta Adj. Unlevered Beta Adj. Unlevered Beta 0.12 0.20 0.40 0.50 0.60 0.12 0.20 0.40 0.50 0.60 0.12 0.20 0.40 0.50 0.60 0.12 0.20 0.40 0.50 0.60 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% 50.0% 60.0% 70.0% 80.0% 85.0% 90.0% Source: Bloomberg, FactSet as of September 27, 2019, Partnership filings 1. 2. 3. 4. 5. Predicted two year raw betas from Bloomberg; Adjusted Equity Beta calculated as: (0.67) × Raw Beta + (0.33) × 1.0 Assumes unitholder and shareholder effective tax rate of 0.0% for Partnerships and Corporations 20-year Treasury as of September 27, 2019 Source: Duff & Phelps 2019 Low Cap (Decile 8) by Duff & Phelps with a market capitalization between $569.3 million and $1,030.4 million; based on proportionally adjusted TOO market capitalization of $816.0 million accounting for implied equity value of FPSOs on a 100% basis at a 5.0x EBITDA multiple Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Small Company Risk Premium TOO cost of debt based on yield-to-worst of 8.500% senior secured notes due July 2023 6. 7. 38 Total Debt / Total Cap Total Debt / Total Cap 7.2% 7.6%8.9% 9.5% 10.1% 7.7% 8.1%9.4% 10.0% 10.6% 8.1% 8.6%9.8% 10.4% 11.1% 8.6% 9.1% 10.3% 10.9% 11.5% 8.9% 9.3% 10.5% 11.2% 11.8% 9.1% 9.6% 10.8% 11.4% 12.0% 7.3% 7.8% 9.2%9.9% 10.6% 7.8% 8.3% 9.7% 10.4% 11.0% 8.2% 8.8% 10.1% 10.8% 11.5% 8.7% 9.2% 10.6% 11.3% 12.0% 8.9% 9.5% 10.9% 11.5% 12.2% 9.2% 9.7% 11.1% 11.8% 12.5% 5.6% 6.5%9.0% 10.2% 11.4% 6.0% 7.1% 10.2% 11.7% 13.3% 6.6% 8.1% 12.2% 14.3% 16.3% 7.9% 10.2% 16.3% 19.4% 22.5% 9.2% 12.2% 20.4% 24.5% 28.6% 11.7% 16.3% 28.6% 34.7% 40.9% 5.8% 6.8% 9.6% 11.0% 12.3% 6.2% 7.5% 11.0% 12.7% 14.4% 6.9% 8.6% 13.3% 15.6% 17.9% 8.4% 11.0% 17.9% 21.3% 24.8% 9.8% 13.3% 22.5% 27.1% 31.7% 12.7% 17.9% 31.7% 38.6% 45.5% WACC 9.7% 9.2% 9.4% 9.1% Teekay Offshore Partners L.P. Partnership FPSOs/Shuttle $1.17 $484.8 $3,965.4 89.1% 1.15 0.12 Equity Cost of Capital6 11.0% 12.7% 10.2% 11.7% Mean: 59.7% 0.93 0.39 Median: 59.1% 0.89 0.35 Maximum 68.9% 1.26 0.61 Minimum: 51.5% 0.68 0.24

B. Precedent MLP Buy-In Transactions

Precedent MLP Buy-In Transactions Precedent MLP Buy-ins Premiums Paid Selected MLP Buy-ins Premium1 Date 1-Day 30-Day 60-Day 90-Day Announced Acquiror(s) / Target Consideration Prior Spot VWAP VWAP VWAP 05/08/19 MPLX LP / Andeavor Logistics LP Unit-for-Unit 7.9% 6.6% 5.1% 4.4% 02/05/19 SunCoke Energy, Inc. / SunCoke Energy Partners, L.P. Stock-for-Unit 9.3% 31.3% 26.5% 18.9% 11/08/18 10/22/18 Western Gas Equity Partners, LP / Western Gas Partners, LP EnLink Midstream, LLC / EnLink Midstream Partners, LP Unit-for-Unit Unit-for-Unit 7.6% 1.1% 13.8% (0.6%) 9.3% 1.5% 5.9% 5.8% 10/09/18 10/08/18 08/01/18 05/17/18 05/17/18 05/17/18 03/26/18 01/02/18 Antero Midstream GP LP / Antero Midstream Partners LP Navios Maritime Acquisition Corp. / Navios Maritime Midstream Partners, LP2 Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P. The Williams Companies, Inc. / Williams Partners L.P.3 Enbridge Inc. / Enbridge Energy Partners, L.P. Enbridge Inc. / Spectra Energy Partners, LP Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P.4 Archrock, Inc. / Archrock Partners, L.P. Cash/Stock-for-Unit Stock-for-Unit Unit-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit Stock-for-Unit 18.6% 9.3% 11.2% 13.6% 13.9% 20.8% 0.1% 23.4% 6.6% 4.8% 19.2% 5.8% 15.9% 18.7% 6.4% 27.7% 7.3% (1.4%) 22.3% 1.0% 10.4% 13.7% 9.2% 21.6% 8.2% (5.8%) 27.4% 3.4% 0.8% 7.6% 8.7% 18.6% 02/01/17 ONEOK, Inc. / ONEOK Partners, L.P. Stock-for-Unit 25.8% 22.4% 26.2% 29.0% Indicates Cash Only Transaction Source: Bloomberg, FactSet, public filings 1. VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror’s shares / units on the last trading day prior to announcement plus any cash received, by the 30, 60 or 90 trading day VWAP of the target as calculated from the last undisturbed trading day prior to the announcement VWAP premiums paid are calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of the acquiror’s shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from the last trading day prior to the announcement VWAP premiums paid is calculated by dividing the value of the offer, defined as the exchange ratio multiplied by the closing price of WMB’s shares on the last trading day prior to announcement by the 30, 60 or 90 trading day VWAP of the target as calculated from March 15, 2018, or after the FERC announcement of MLP income tax recovery disallowance VWAP premiums paid is calculated by the 30, 60 or 90 trading day VWAP of acquiror divided by the 30, 60 or 90 trading day VWAP of the target multiplied by the exchange ratio 2. 3. 4. 39 All Transactions Median 10.3% 10.2% 10.7% 8.4% Mean 11.8% 13.3% 12.8% 11.0% Max 31.3% 32.0% 32.1% 29.0% 75th Percentile 18.9% 19.4% 21.8% 18.7% 25th Percentile 6.0% 6.3% 6.8% 5.4% Min (8.6%) (0.6%) (1.4%) (5.8%) Cash Only Transactions Median 6.0% 8.6% 11.3% 10.2% Mean 10.6% 12.6% 14.7% 12.5% Max 31.3% 32.0% 32.1% 24.4% 75th Percentile 16.8% 15.9% 18.4% 16.9% 25th Percentile 5.9% 6.1% 9.5% 8.0% Min (8.6%) 3.4% 3.2% 3.5% 01/27/17 Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. Cash-for-Unit (8.6%) 5.4% 11.3% 5.8% 06/02/17 World Point Terminals, Inc. / World Point Terminals, LP Cash-for-Unit 5.8% 3.4% 3.2% 3.5% 05/18/17 Energy Transfer Partners, LP / PennTex Midstream Partners, LP Cash-for-Unit 20.1% 19.9% 22.6% 24.4% 03/02/17 VTTI B.V. / VTTI Energy Partners LP Cash-for-Unit 6.0% 6.8% 14.2% 13.5% 10/19/18 Valero Energy Corporation / Valero Energy Partners LP Cash-for-Unit 6.0% 11.9% 10.9% 10.2% 07/10/18 ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P. Cash-for-Unit 13.5% 8.6% 8.2% 10.2% 03/18/19 ArcLight Energy Partners Fund V, L.P. / American Midstream Partners, LP Cash-for-Unit 31.3% 32.0% 32.1% 20.2% For Reference Only